SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 20, 2004
                                  -------------

                       Mercantile Bankshares Corporation
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                    0-5127                   52-0898572
          --------                    ------                   ----------
      (State or other              (Commission                (IRS Employer
      jurisdiction of              File Number)            Identification No.)
      incorporation)

              Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203
              -----------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code, (410) 237-5900

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Item 7. Financial Statements and Exhibits
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                                    Exhibits
                                    --------

99.1 Press release dated July 20, 2004 announcing Registrant's second quarter 2004 earnings.

Item 9. Regulation FD Disclosure (Provided under Items 9 and 12)
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      The following information is furnished pursuant to Items 9 and 12
"Disclosure of Results of Operations and Financial Condition." On July 20, 2004, the Registrant issued a press release and held a conference call relating to its earnings for the quarter ended June 30, 2004. A copy of the release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   Signatures
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Mercantile Bankshares Corporation
                                                  (Registrant)

Date: July 20, 2004                    By: /s/ Terry L. Troupe
                                           -------------------------------------
                                           Terry L. Troupe
                                           Chief Financial Officer and Treasurer

                                  Exhibit Index
                                  -------------

99.1 Press release dated July 20, 2004 announcing Registrant's second quarter 2004 earnings.